Mine Care and Maintenance (Tables)	12 Months Ended
Dec. 31, 2020
Analysis of income and expense [abstract]
Schedule of Mine Care and Maintenance

	2020	2019
Mine care and maintenance expenses (1)	$84,130	$23,662
Mine care and maintenance depreciation (2)	17,975	—
	$102,105	$23,662
(1)Includes $58.3 million as a result of the suspension of mines due to COVID 19.
(2)Includes $16.8 million as a result of the suspension of mines due to COVID 19.